Exhibit 10.7

FOURTH AMENDMENT TO

EMPLOYMENT AGREEMENT

This FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”), is entered into as of December 28, 2023 and amends the Employment Agreement (defined below), between Lantern Pharma Inc. (the “Company”) and David R. Margrave (“Executive”). The Company and Executive may be referred to herein individually as a “Party” or collectively as the “Parties.”

RECITALS

WHEREAS, the Company and Executive have entered into the Employment Agreement, dated as of June 16, 2020 and previously amended as of January 1, 2022, May 1, 2022 and January 1, 2023 (collectively, the “Employment Agreement”), wherein the Company is employing Executive as the Company’s Chief Financial Officer; and

WHEREAS, the Company and Executive wish to amend the Employment Agreement to reflect (i) the increase of the annual pre-tax base salary level for Executive under the Employment Agreement to $413,800 commencing as of January 1, 2024; and (ii) the increase of the target eligible annual bonus level percentage under the Employment Agreement to 40% of Executive’s applicable base salary.

NOW THEREFORE, in consideration of the mutual covenants set forth herein and other legal and valuable consideration, the Parties agree as follows:

1.	Section I of Exhibit A to the Employment Agreement is hereby amended to read in its entirety as follows:

“Base Salary. The Company shall pay Executive an initial pre-tax base salary (“Initial Base Salary”) of $300,000.00 (Three Hundred Thousand U.S. Dollars) per annum, less all applicable withholdings, with such Initial Base Salary to be paid in accordance with the Company’s standard payroll practices with respect to pay periods (or applicable portions thereof) during the Term of this Agreement that occur on or after June 16, 2020 and prior to January 1, 2022. Commencing January 1, 2022, the Initial Base Salary shall be increased to $312,000.00 (Three Hundred Twelve Thousand U.S. Dollars) per annum, less all applicable withholdings, with such increased Initial Base Salary (“Adjusted Base Salary”) to be paid in accordance with the Company’s standard payroll practices with respect to pay periods (or applicable portions thereof) during the Term of this Agreement that occur on or after January 1, 2022 and prior to May 1, 2022. Commencing May 1, 2022, the Adjusted Base Salary shall be increased to $343,000.00 (Three Hundred Forty-Three Thousand U.S. Dollars) per annum, less all applicable withholdings, with such increased Adjusted Base Salary to be paid in accordance with the Company’s standard payroll practices with respect to pay periods (or applicable portions thereof) during the Term of this Agreement that occur on or after May 1, 2022 and prior to January 1, 2023. Commencing January 1, 2023, the Adjusted Base Salary shall be increased to $353,290.00 (Three Hundred Fifty-Three Thousand Two Hundred Ninety U.S. Dollars) per annum, less all applicable withholdings, with such increased Adjusted Base Salary to be paid in accordance with the Company’s standard payroll practices with respect to pay periods (or applicable portions thereof) during the Term of this Agreement that occur on or after January 1, 2023 and prior to January 1, 2024. Commencing January 1, 2024, the Adjusted Base Salary shall be increased to $413,800.00 (Four Hundred Thirteen Thousand Eight Hundred U.S. Dollars) per annum, less all applicable withholdings, with such increased Adjusted Base Salary to be paid in accordance with the Company’s standard payroll practices with respect to pay periods (or applicable portions thereof) during the Term of this Agreement that occur on or after January 1, 2024.”

2.	The first sentence of Section II(b) of Exhibit A to the Employment Agreement is hereby amended to read in its entirety as follows:

“In addition, Executive will be eligible for an annual performance-based cash bonus of up to 40% (Forty Percent) of Executive’s applicable base salary during the annual period with respect to which such bonus is being paid.”

3.	All other terms of and conditions to the Employment Agreement shall continue in full force and effect.

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IN WITNESS WHEREOF, the Parties have executed this Amendment to be effective as of December 28, 2023.

COMPANY:

Lantern Pharma Inc.

By:	/s/ Panna Sharma
Panna Sharma
Chief Executive Officer

EXECUTIVE:

/s/ David R. Margrave
David R. Margrave

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